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Independent Auditors Consent
                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated June 16, 2000 included in this Form 10-KSB into the Company's previously filed Registration Statement File No. 33-45462, No. 33-45463 and No. 33-85274.


/s/ Farber & Hass LLP


Oxnard, California
June 23, 2000